QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99(a)(1)(B)

        SEPRACOR INC.

Letter of Transmittal

Pursuant to the Offer to Purchase for Cash

Any and All of its Outstanding
0% Convertible Senior Subordinated Notes Due 2024

CUSIP Nos. 817315AW4 and 817315AV6

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, AT THE END OF MARCH 16, 2009, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME AS THE SAME MAY BE EXTENDED, THE "EXPIRATION TIME").

The Depositary for the Offer is:

Global Bondholder Services Corporation

Banks and Brokers call: (212) 430-3774
Toll free: (866) 857-2200

By facsimile:
(For Eligible Institutions only):
(212) 430-3775

Confirmation:
(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway—Suite 723	65 Broadway—Suite 723	65 Broadway—Suite 723
New York, NY 10006	New York, NY 10006	New York, NY 10006
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

        The Instructions contained herein and in the Offer to Purchase (as defined herein) should be read carefully before this Letter of Transmittal is completed.

        This Letter of Transmittal and the instructions hereto (as they may be supplemented or amended from time to time, the "Letter of Transmittal") together with the Offer to Purchase dated February 17, 2009 (as it may be supplemented or amended from time to time, the "Offer to Purchase"), of Sepracor Inc., a Delaware corporation ("Sepracor"), constitutes the "Offer" with respect to Sepracor's 0% Convertible Senior Subordinated Notes due 2024 (the "Notes"). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

        This Letter of Transmittal may be used by Holders if:

  •
  certificates representing Notes are to be physically delivered to the Depositary herewith by Holders; or

  •
  tender of Notes is to be made by book-entry transfer to the Depositary's account at The Depositary Trust Company ("DTC") pursuant to the procedures set forth in the Offer to Purchase under "THE OFFER—Procedures for Tendering Notes" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Notes.

        Holders who are tendering Notes through DTC's Automated Tender Offer Program ("ATOP"), for which the Offer will be eligible, may use an Agent's Message (as defined in the Offer to Purchase) in lieu of submitting this Letter of Transmittal.

        Delivery of documents to DTC does not constitute delivery to the Depositary.

        The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

        The instructions included with this Letter of Transmittal must be followed. Any questions or requests for assistance may be directed to the Depositary or the Dealer Managers at their respective telephone numbers and addresses set forth on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or any other documents related to this Offer and questions concerning tender offer procedures may be directed to the Depositary. See Instruction 12 below.

        List in the box entitled "Description of Notes Tendered" on page 2 hereof certificate numbers and principal amounts of Notes being tendered at a price equal to $970 per $1,000 principal amount of the Notes.

        The CUSIP numbers for the Notes are 817315AW4 and 817315AV6.

        If the space provided below is inadequate, list the certificate numbers and principal amounts of the Notes being tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts of $1,000 or integral multiples thereof.

DESCRIPTION OF NOTES TENDERED (See Instruction 4)

Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant's DTC Account Number in which Notes are Held (Please fill in, if blank)	NOTES TENDERED (Attach additional signed list, if necessary)

	Certificate Number(s)*	Principal Amount of Notes Represented	Principal Amount of Notes Tendered**

Total Principal Amount of Notes

*
Need not be completed by Holders tendering by book-entry transfer.

**
Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered.

        The names and addresses of the Holders should be printed exactly as they appear on the certificates representing Notes tendered hereby. The certificate numbers, the principal amount of Notes represented thereby and the amount of such Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

        HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR NOTES PRIOR TO THE EXPIRATION TIME.

☐
CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer"), the undersigned hereby tenders to Sepracor the principal amount of the Notes indicated in the box entitled "Description of Notes Tendered" on page 2 hereof.

        Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes validly tendered (and not validly withdrawn) with this Letter of Transmittal, the undersigned hereby (i) irrevocably sells, assigns and transfers to, or upon the order of, Sepracor, all right, title and interest in and to such Notes, (ii) waives any and all other rights with respect to such Notes (including without limitation, any existing or past defaults and the consequences of such defaults in respect of the Notes and the Indenture under which the Notes were issued) and (iii) releases and forever discharges Sepracor from any and all claims the undersigned may have now, or may have in the future, arising out of or related to, such Notes, including, without limitation, any claims that the undersigned is entitled (a) to receive additional principal or interest payments with respect to such Notes, (b) to participate in any redemption or defeasance of the Notes or (c) to any of the benefits under the Indenture. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of Sepracor) with respect to such Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

  •
  deliver certificates representing such Notes, or transfer ownership of such Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Sepracor;

  •
  present such Notes for transfer on the security register for the Notes; and

  •
  receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes,

all in accordance with the terms and conditions of the Offer, as described in the Offer to Purchase.

        The undersigned understands that tenders of Notes may be withdrawn by written notice of withdrawal prepared in accordance with the instructions below received by the Depositary at any time prior to the Expiration Time, but not thereafter, provided that, if Sepracor has not accepted for purchase the Notes the undersigned has tendered to Sepracor, the undersigned may also withdraw tendered Notes at any time after April 13, 2009 (which date is 40 business days after commencement of the Offer). The undersigned understands that for a withdrawal of Notes tendered pursuant to the Offer to be effective, a written notice of withdrawal must be delivered by mail, hand delivery or facsimile transmission (or an electronic ATOP transmission notice of withdrawal in the case of DTC participants), which notice must be received by the Depositary at its address set forth on the back cover of this Letter of Transmittal prior to the Expiration Time or, if the Notes have not yet been accepted for purchase, after April 13, 2009. The undersigned understands that any such notice of withdrawal must:

  •
  specify the name of the person who tendered the Notes to be withdrawn;

  •
  state the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the DTC participant whose name appears on the security position listed as the owner of such Notes);

  •
  contain a description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Notes; and

  •
  be signed by the Holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), if any, or be accompanied by (a) documents of transfer sufficient to have the Trustee register the transfer of Notes into the name of the person withdrawing such Notes and (b) a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such Holder.

        The undersigned understands that the signature on the notice of withdrawal must be guaranteed by an Eligible Institution (as defined in Instruction 1) unless such Notes have been tendered for the account of an Eligible Institution. The Purchase Price shall not be payable in respect of Notes properly withdrawn unless such Notes are validly retendered, upon the terms and subject to the conditions of the Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for purchase and payment by Sepracor, Sepracor will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Sepracor to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

        The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto and acceptance thereof by Sepracor will constitute a binding agreement between the undersigned and Sepracor upon the terms and subject to the conditions of the Offer.

        The undersigned understands that, for purposes of the Offer, Sepracor will be deemed to have accepted for purchase validly tendered Notes if, as and when Sepracor gives oral or written notice thereof to DTC and the Depositary.

        The undersigned understands that, notwithstanding any other provision of the Offer, Sepracor's obligation to accept for purchase, and to pay for, Notes validly tendered pursuant to the Offer is subject to satisfaction of certain conditions set forth in the Offer to Purchase under the caption "THE OFFER—Conditions to the Offer," which conditions Sepracor may waive, in its sole discretion, subject to applicable law. Any Notes not accepted for purchase will be returned to the tendering Holder at Sepracor's expense (or, in the case of Notes tendered by book-entry transfer, those Notes will be credited to the account maintained at DTC from which those Notes were delivered), unless such Holder requests otherwise under "Special Delivery Instructions" below, promptly following the Expiration Time or termination of the Offer, provided, however, that Sepracor shall have no obligation pursuant to either the "Special Payment Instructions" or "Special Delivery Instructions" to make payments or deliver Notes pursuant thereto unless any and all taxes payable by virtue of such instructions have been paid by the undersigned.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

        The delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary until receipt by the Depositary of (i) this Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in a form satisfactory to Sepracor or (ii) an Agent's Message. All questions as to the form of all documents, whether such documents are complete and the validity (including time of receipt), eligibility and acceptance of tenders and withdrawals of tendered Notes will be determined by Sepracor, in its sole discretion, which determination shall be final and binding.

        The undersigned understands that under no circumstances will any interest be payable because of any delay by DTC or the Depositary, as applicable, in the transmission of funds to the Holders of purchased Notes or otherwise.

        The undersigned hereby makes the following requests. Unless otherwise indicated under "Special Payment Instructions" below, please issue a check for the Purchase Price for any Notes tendered hereby that are accepted for purchase, and/or return any certificates representing Notes not tendered or not accepted for purchase in the name(s) of the Holder(s) appearing under "Description of Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price and/or return any certificates representing Notes not tendered or not accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the Holder(s) appearing under "Description of Notes Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the Purchase Price and/or return any certificates representing Notes not tendered or not accepted for purchase (and any accompanying documents, as appropriate) to the person or persons so indicated. In the case of a book-entry delivery of Notes, please credit the account maintained at DTC so indicated with any Notes not tendered or not accepted for purchase. The undersigned recognizes that Sepracor does not have any obligation pursuant to the "Special Payment Instructions" to transfer any Notes from the name of the Holder thereof if Sepracor does not accept for purchase any of the Notes so tendered and that Sepracor does not have any obligation pursuant to either the "Special Payment Instructions" or "Special Delivery Instructions" to make payments or deliver Notes pursuant thereto unless any and all taxes payable by virtue of such Instructions have been paid by the undersigned.

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders Regardless of Whether
Notes Are Being Physically Delivered Herewith, Unless an Agent's Message
Is Delivered In Connection With a Book-Entry Transfer of Such Notes)

       This Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Sepracor of such person's authority to so act. See Instruction 5 below.

X
X

Signature(s) of Registered Holder(s) or Authorized Signatory
(See guarantee requirement below)

Dated	, 2009

Name(s):
(Please Print)

Capacity:
Address:
(Including Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security No.:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
OR THE APPLICABLE IRS FORM W-8

MEDALLION SIGNATURE GUARANTEE
(If Required—See Instructions 1 and 5)

(Name of Medallion Signature Guarantor Guaranteeing Signature)
(Address (including zip code) and Telephone Number (including area code) of Firm)
(Authorized Signature)
(Printed Name)
(Title)

Date:	, 2009

SPACE BELOW FOR MEDALLION GUARANTEE ONLY:
PLACE MEDALLION GUARANTEE IN THIS SPACE

  A. SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 5, 6, 7 and 8)

         To be completed ONLY if certificates for Notes not tendered or purchased and/or checks constituting payments for Notes accepted for purchase in connection with the Offer are to be issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

  Issue:    ☐ check    ☐ certificates to:

Name:	(Please Print)

Address:
(Include Zip Code)
(Taxpayer Identification or Social Security Number)
(See Substitute Form W-9 herein)

  B. SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 5, 6, 7 and 8)

         To be completed ONLY if certificate(s) for Notes in a principal amount not tendered or not accepted for purchase and/or checks constituting payments for Notes accepted for purchase in connection with the Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that in the box entitled "Description of Notes Tendered" within this Letter of Transmittal or if Notes tendered hereby and delivered by book-entry transfer which are not accepted for purchase are to be returned by credit to an account or the book-entry transfer facility other than that designated above.

  Mail:    ☐ check    ☐ certificates to:

Name:	(Please Print)

Address:
(Include Zip Code)
(Taxpayer Identification or Social Security Number)
(See Substitute Form W-9 herein)
☐ Credit Notes delivered by book-entry transfer and not purchased to the account set forth below:
(DTC Account Number)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if the Notes tendered are tendered and delivered:

  •
  by a registered Holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or

  •
  for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority ("FINRA") or a commercial bank or trust company having an office or correspondent in the United States or another "Eligible Guarantor Institution" as defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing being referred to as an "Eligible Institution").

        If the Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Notes not accepted for purchase or not tendered are to be returned to a person other than the registered Holder, then the signature on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a recognized participant in good standing in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor"). Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Notes so registered. See "THE OFFER—Procedures for Tendering Notes," in the Offer to Purchase.

        2.    Requirements of Tender.    This Letter of Transmittal may be completed by Holders if certificates representing such Notes are to be forwarded herewith, or if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Offer to Purchase under "THE OFFER—Procedures for Tendering Notes." For a Holder validly to tender Notes pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or a properly transmitted Agent's Message, together with any signature guarantees and any other documents required by these instructions, must be received by the Depositary at its address set forth herein prior to the Expiration Time and either (a) certificates representing such Notes must be received by the Depositary at its address or (b) such Notes must be transferred pursuant to the procedures for book-entry transfer described in the Offer to Purchase under "THE OFFER—Procedures for Tendering Notes" and a Book-Entry Confirmation must be received by the Depositary, in each case, prior to the Expiration Time.

        The method of delivery of this Letter of Transmittal, the Notes and all other required documents, including delivery through DTC and acceptance of an Agent's Message transmitted through ATOP, is at the sole election and risk of the tendering Holder and the delivery will be deemed made only when actually received by the Depositary. Instead of effecting delivery by mail, it is recommended that tendering Holders use an overnight or hand-delivery service. If such delivery is by mail, it is recommended that Holders use registered mail, validly insured, with return receipt requested. In all cases, sufficient time should be allowed to ensure delivery to the Depositary before the Expiration Time.

        This Letter of Transmittal and the Notes should be sent only to the Depositary. Delivery of documents to Sepracor, the Dealer Managers or DTC does not constitute delivery to the Depositary.

        No alternative, conditional or contingent tenders will be accepted. A tendering Holder, by execution of this Letter of Transmittal (or a manually signed facsimile thereof) or proper transmission of and Agent's Message, waives any right to receive notice of the acceptance of such Holder's Notes for purchase.

        3.    Withdrawal of Tenders; Amendment and Extension.    A Holder of Notes may withdraw its tendered Notes at any time prior to the Expiration Time but not thereafter, except that Notes not accepted for purchase by Sepracor may be withdrawn at any time after April 13, 2009 (40 business days after the commencement of the Offer). If Sepracor terminates the Offer or does not purchase any Notes in the Offer, Sepracor will instruct the Depositary to return such Notes, at Sepracor's expense, to the tendering Holder (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered), unless such Holder requests otherwise under "Special Delivery Instructions," promptly following the Expiration Time or termination of the Offer, provided, however, that Sepracor shall have no obligation pursuant to either the "Special Payment

Instructions" or "Special Delivery Instructions" to make payments or deliver Notes pursuant thereto unless any and all taxes payable by virtue of such instructions have been paid by the tendering Holder.

        If, for any reason, acceptance for purchase of, or payment for, validly tendered Notes pursuant to the Offer is delayed, or Sepracor is unable to accept for purchase or to pay for validly tendered Notes pursuant to the Offer, then the Depositary may, nevertheless, on behalf of Sepracor, retain tendered Notes, without prejudice to the rights of Sepracor described under "THE OFFER—Terms of the Offer," "—Conditions to the Offer" and "—Withdrawal of Tenders; Absence of Appraisal Rights" in the Offer to Purchase, but subject to Rule 13e-4(f)(5) under the Exchange Act, which requires that Sepracor pay the consideration offered or return the Notes tendered promptly after the termination of the Offer.

        For a withdrawal of Notes tendered pursuant to the Offer to be effective, a written notice of withdrawal must be delivered by mail, hand delivery or facsimile transmission (or an electronic ATOP transmission notice of withdrawal in the case of DTC participants), which notice must be received by the Depositary prior to the Expiration Time at its address set forth on the cover of this Letter of Transmittal. In order to be valid, any such notice of withdrawal must:

  •
  specify the name of the person who tendered the Notes to be withdrawn;

  •
  state the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the DTC participant whose name appears on the security position listing as the owner of such Notes), if different than that of the person who tendered the Notes to be withdrawn;

  •
  contain a description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Notes; and

  •
  be signed by the Holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees) or be accompanied by (a) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes and (b) a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such Holder.

        The signature on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Notes have been tendered for the account of an Eligible Institution.

        If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected.

        Any permitted withdrawal of tendered Notes may not be rescinded, and any Notes properly withdrawn will thereafter be deemed not validly tendered. However, properly withdrawn Notes may be re-tendered at any time prior to the Expiration Time, by following the procedures described in "THE OFFER—Procedures for Tendering Notes," in the Offer to Purchase.

        If a Holder tenders its Notes in the Offer, such Holder may only convert its Notes into cash and, if applicable, shares of Sepracor's common stock pursuant to the terms of the Indenture if such Holder withdraws its Notes prior to the time at which such Holder's right to withdraw has expired or, if the Notes have not yet been accepted for purchase, after April 13, 2009.

        Any Notes that have been tendered pursuant to the Offer but that are not purchased will be returned promptly following the earlier to occur of the Expiration Time or the date on which the Offer is terminated without such Notes being purchased thereunder.

        All questions as to form, completeness and validity (including time of receipt) of any notice of withdrawal of a tender will be determined by Sepracor, in its sole discretion, which determination shall be final and binding. None of Sepracor, the Depositary, the Dealer Managers or any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal of a tender, or incur any liability for failure to give any such notification.

        If Sepracor makes a material change to the terms of the Offer, Sepracor will disseminate additional Offer materials and will extend the Offer to the extent required by law. In addition, Sepracor may, if it deems appropriate, extend the Offer for any other reason. In addition, if Sepracor changes either (a) the principal amount of the Notes subject to the Offer or (b) the Purchase Price of the Notes subject to the Offer, then the Offer will be amended to the extent required by law to ensure that the Offer remains open for at least ten business days from the date that notice of such change is first published, given or sent to Holders by Sepracor.

        4.    Partial Tenders.    Tenders of Notes pursuant to the Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the Holder must fill in the principal amount tendered in the appropriate column of the box entitled "Description of Notes Tendered" herein. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, certificates for the principal amount of Notes not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box in this Letter of Transmittal (see Instruction 6) promptly after the Notes are accepted for purchase or the Expiration Time or termination of the Offer, as applicable.

        5.    Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures.    If this Letter of Transmittal is signed by the Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

        If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

        If this Letter of Transmittal is signed by the Holder, the certificates for any principal amount of Notes not tendered or accepted for purchase are to be returned to or, if tendered by book-entry transfer, credited to the account at DTC of, the Holder, and the Purchase Price is to be paid to the order of the Holder, then the Holder need not endorse any certificates for tendered Notes, nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the Holder(s) appear(s) on such Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 1.

        If this Letter of Transmittal or any certificates of Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. The proper evidence satisfactory to Sepracor of their authority to so act must be submitted with this Letter of Transmittal.

        6.    Special Payment and Special Delivery Instructions.    Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payment for the Purchase Price are to be returned or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to, and the Purchase Price will be issued and sent to, the Holder of the Notes tendered. For Holders of Notes tendering by book-entry transfer, Notes not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above. Sepracor shall have no obligation pursuant to the "Special Payment Instructions" to transfer any Notes from the name of the Holder thereof if Sepracor does not accept for purchase any of the Notes so tendered. Sepracor shall have no obligation pursuant to either the "Special Payment Instructions" or "Special Delivery Instructions" to make payments or deliver Notes pursuant thereto unless any and all taxes payable by virtue of such Instructions have been paid by the undersigned.

        7.    Backup Withholding; Substitute Form W-9; Form W-8.    Each tendering Holder that is not a foreign person is required to provide the Depositary with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or federal employer identification number, on the Substitute Form W-9, which is provided below or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in Part II on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to a $50 penalty imposed by the Internal Revenue Service and to applicable federal income tax backup withholding (currently at a 28% rate) on the payment made to the Holder or other payee with respect to Notes purchased pursuant to the Offer. "Applied For" may be written in Part I if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If "Applied For" is written in Part I and the Depositary is not provided with a TIN, the Depositary will withhold the applicable backup withholding amount from all such payments with respect to the Notes to be purchased until a TIN is provided to the Depositary. If the Holder does not provide the Depositary with a TIN within 60 calendar days after the Depositary receives the Substitute Form W-9, the Depositary will remit the withheld amount to the Internal Revenue Service. Certain Holders (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding requirements. Exempt Holders should enter their name, address, status and TIN, check the "Exempt From Backup Withholding" box on the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. Each tendering Holder that is a foreign person, including entities, must submit an appropriate properly completed IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY ("Form W-8") certifying, under penalties of perjury, to such Holder's foreign status in order to establish an exemption from backup withholding. An appropriate Form W-8 can be obtained from the IRS electronically by means of its web page on the Internet at www.irs.gov. Backup withholding is not an additional federal tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided the required information is furnished to the IRS. The Depositary cannot refund amounts withheld by reason of backup withholding.

        8.    Transfer Taxes.    Sepracor will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offer except in the case of deliveries of certificates for Notes for principal amounts not tendered or not accepted for purchase that are registered or issued in the name of any person other than the Holder of Notes tendered hereby pursuant to special instructions. See Instruction 6. Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

        9.    Irregularities.    All questions as to the validity, form, completeness, eligibility (including time of receipt) and acceptance for purchase of any tendered Notes pursuant to any of the procedures described above and the form, completeness and validity (including time of receipt of notices of withdrawal) of all related documents will be determined by Sepracor, in its sole discretion, which determination shall be final and binding. Sepracor reserves the absolute right to reject any or all tenders of any Notes determined by it not to be in proper form or if the acceptance of or payment for such Notes may, in the opinion of Sepracor's counsel, be unlawful. Sepracor also reserves the absolute right, in its sole discretion, to waive any defect or irregularity in any tender with respect to Notes of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. Sepracor's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal) will be final and binding. None of Sepracor, the Dealer Managers, the Depositary or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification.

        10.    Waiver of Conditions.    Sepracor expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time. If Sepracor chooses to waive one of the conditions to the Offer discussed in "THE OFFER—Conditions to the Offer," in the Offer to Purchase with respect to one Holder of Notes, Sepracor will waive that same condition to the Offer for all Holders of Notes.

        11.    Mutilated, Lost, Stolen or Destroyed Certificates.    Holders whose certificate or certificates for part or all of their Notes have been mutilated, lost, stolen, misplaced or destroyed may contact the Trustee at (212) 815-5082 for instructions as to obtaining a replacement. The replacement certificate will then be required to be submitted together with the Letter of Transmittal in order to receive payment for Notes that are tendered and accepted for purchase. A bond may be required to be posted by the Holder to secure against the risk that the certificate may be subsequently recirculated. Holders are urged to contact the

Trustee immediately in order to permit timely processing of this documentation and to determine if the posting of a bond is required. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

        12.    Requests for Assistance or Additional Copies.    Any questions or requests for assistance may be directed to the Depositary or the Dealer Managers at their respective telephone numbers and addresses set forth on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or any other documents related to the Offer and questions concerning tender procedures may be directed to the Depositary. Beneficial owners of Notes may also contact their brokers, dealers, commercial banks, trust companies or other nominees through which they hold the Notes with questions or requests for assistance concerning the Offer.

IMPORTANT TAX INFORMATION

        Under U.S. federal income tax laws, a Holder whose tendered Notes are accepted for payment is required to provide the Depositary (as payor) with such Holder's correct TIN on Substitute Form W-9 below and to certify that the TIN provided on Substitute Form W-9 is correct (or that such Holder is waiting for a TIN to be issued) or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number or individual taxpayer identification number, as the case may be. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the IRS, and payments made with respect to Notes purchased pursuant to the Offer may be subject to backup withholding (currently at a 28% rate). Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

        Certain Holders (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding requirements. Exempt Holders should enter their name, address, status and TIN, check the "Exempt From Backup Withholding" box on the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. A foreign person (a Holder that is not a U.S. person or a resident U.S. alien) may qualify as an exempt recipient by submitting to the Depositary an appropriate, properly completed Internal Revenue Service Form W-8 signed under penalties of perjury, certifying to that Holder's foreign status. An appropriate Form W-8 can be obtained from the IRS's web page at www.irs.gov. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Depositary is required to withhold 28% of the gross amount of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided the required information is furnished to the IRS. The Depositary cannot refund amounts withheld by reason of backup withholding.

  Purpose of Substitute Form W-9

        To prevent backup withholding on payments made with respect to Notes purchased pursuant to the Offer, the Holder (other than an exempt or foreign Holder subject to the requirements set forth above) is required to provide the Depositary with the Holder's correct TIN by completing the Substitute Form W-9 herein, certifying that (i) the TIN provided is correct (or that such Holder is awaiting a TIN) and that (ii) the Holder is not subject to backup withholding because (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; and (iii) the Holder is a U.S. Person (including a resident alien).

  What Number to Give the Depositary

        The Holder (other than an exempt or foreign Holder subject to the requirements set forth above) is required to give the Depositary the TIN (i.e., social security number, individual taxpayer identification number or employer identification number) of the registered Holder of the Notes. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Holder may return a properly completed, signed Substitute Form W-9 with "Applied For" written in Part I. If "Applied For" is written in Part I, the Holder must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 calendar days after the Depositary receives the Substitute Form W-9, backup withholding will begin and continue until the Holder furnishes its TIN to the Depositary. Tendering Holders should consult "THE OFFER—Material United States Federal Income Tax Consequences" in the Offer to Purchase.

PAYER'S NAME: GLOBAL BONDHOLDERS SERVICES CORPORATION
To be completed by all Holders of Notes other than foreign Holders
(See Instruction 7 and attached "Guidelines for Certification of
Taxpayer Identification Number on Substitute Form W-9"

SUBSTITUTE FORM W-9 Department of The Treasury Internal Revenue Service
Name:
Business name, if different than above:
Address (number, street and apt. or suite no.):
City , State and Zip Code:

Please check appropriate box
☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership
☐ Limited Liability Company Enter the tax classification:
(P= Partnership, C=Corporation, D=Disregarded Entity) ☐ Other

☐ Exempt from Back-up Withholding

Payer's Request for Taxpayer Identification Number ("TIN") and Certification	PART I Please provide the Taxpayer Identification Number (TIN) of the person submitting this Letter of Transmittal in the box at right and certify by signing and dating below.	Social Security Number OR Employer Identification Number(s) (If waiting for TIN, write "Applied For")

PART II—CERTIFICATION
Under penalties of perjury, the undersigned hereby certifies that:
(1) The Tax Identification number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

Note: You must cross out item (2) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because you failed to report all interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholder.

SIGNATURE	DATE

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM (AND, IF APPLICABLE, THE CERTIFICATE OF AWAITING TAXPAYER IDENTIFCATION NUMBER) MAY RESULT IN BACKUP WITHHOLDING (CURRENTLY AT A 28% RATE) OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) calendar days after the Depositary receives the Substitute Form W-9, the specified rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service as backup withholding until I provide a taxpayer identification number.

Signature	Date

Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9

Guidelines For Determining The Proper Identification Number To Give The Payer

        Social Security Numbers have nine digits separated by two hyphens: e.g., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

For This Type of Account:		Give the SOCIAL SECURITY Number of:	For This Type of Account:		Give the EMPLOYER IDENTIFICATION Number of:

1.	Individual	The individual	6.	Disregarded entity not owned by an individual	The owner
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	A valid trust, estate or pension trust	The legal entity(4)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Corporate or LLC electing corporate status on Form 8832	The corporation
4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10.	Partnership or multi-member LLC	The partnership
5.	Sole proprietorship or single-owner LLC	The owner(3)	11.	A broker or registered nominee	The broker or nominee
			12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's Social Security Number must be furnished.

2.
Circle the minor's name and furnish the minor's Social Security Number.

3.
You must show your individual name, but you may also enter your business or "doing business as" name on the second name line. You may use either your Social Security Number or Employer Identification Number (if you have one). If you are a sole proprietor, the IRS encourages you to use your Social Security Number.

4.
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:    If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Number

        If you do not have a TIN, apply for one immediately. To apply for a Social Security Number, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or online at www.socialsecurity.gov/online/ss-5.pdf. You may also obtain Form SS-5 by calling 1-800-772-1213.

Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID Numbers under Related Topics. You can obtain Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

        If you are asked to complete Substitute Form W-9 but do not have a TIN, write "Applied For" in Part I, sign and date the form, and give it to the requester. If you do not provide your taxpayer identification number to the requester within 60 calendar days from the date the requester receives the Substitute Form W-9, backup withholding will begin.

        Note:    Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

        Caution:    A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt From Backup Withholding

        Payees specifically exempted from backup withholding on ALL payments include the following:

  •
  An organization exempt from tax under Section 501(a), any IRA or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or any of its agencies or instrumentalities.

  •
  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

  •
  A foreign government or any of its political subdivisions, agencies or instrumentalities.

  •
  An international organization or any of its agencies or instrumentalities.

        Payees that may be exempt from backup withholding include:

  •
  A corporation.

  •
  A financial institution.

  •
  A registered dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  A trust exempt from tax under Section 664 or described in Section 4947.

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

        If you are exempt from backup withholding, as described above, enter your name and check the appropriate box for your status on the Substitute Form W-9, then CHECK THE "EXEMPT FROM BACKUP WITHHOLDING" BOX AND SIGN AND DATE THE FORM IN ORDER TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING AND RETURN IT TO THE PAYER.

Penalties

        (1)    Penalty For Failure to Furnish Taxpayer Identification Number.    If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        (2)    Civil Penalty for False Information with Respect to Withholding.    If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

        (3)    Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        (4)    Misuse of Taxpayer Identification Numbers.    If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

        FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

        PRIVACY ACT NOTICE.    Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

        You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

        Any questions or requests for assistance may be directed to the Depositary or the Dealer Managers at their respective telephone numbers and addresses set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or related documents may be directed to the Depositary. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Depositary for the Offer is:

Global Bondholder Services Corporation

Banks and Brokers call: (212) 430-3774
Toll free: (866) 857-2200

By facsimile:
(For Eligible Institutions only):
(212) 430-3775

Confirmation:
(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway—Suite 723	65 Broadway—Suite 723	65 Broadway—Suite 723
New York, NY 10006	New York, NY 10006	New York, NY 10006

The Dealer Managers for the Offer are:

Lead Dealer Manager	Co-Dealer Manager
Morgan Stanley 1585 Broadway New York, NY 10036 (866) 818-4954	Deutsche Bank Securities 60 Wall Street New York, NY 10005 (212) 250-5600

QuickLinks

  Exhibit 99(a)(1)(B)